Exhibit 10.1

AMENDMENT LETTER NO.4

Globalstar, Inc.
461 South Milpitas Blvd.
Milpitas
CA 95035
United States of America
Attention: James Monroe III

22 December 2010

Dear Sirs,

Facility Agreement dated 5 June 2009 between Globalstar, Inc. as the Borrower, BNP Paribas, Société Générale, Natixis, Crédit Agricole Corporate and Investment Bank and Crédit Industriel et Commercial as the Mandated Lead Arrangers, BNP Paribas as the Security Agent and the COFACE Agent and the banks and financial institutions listed in Schedule 1 thereto as the Original Lenders as amended pursuant to an Amendment Letter No. 1 dated 29 June 2009, Amendment Letter No. 2 dated 9 April 2010 and Amendment Letter No. 3 dated 28 October 2010 (the “Facility Agreement”).

1.	Introduction

(a)	We refer to the Facility Agreement.

(b)	Terms and expressions defined in the Facility Agreement shall, unless the context otherwise requires, have the same meaning when used in this letter.

(c)	We write to you in our capacity as COFACE Agent under the Facility Agreement.

2.	Amendments

With effect from the execution of this letter by all parties to it, the Facility Agreement shall be amended as follows:

2.1	The definition of “First Repayment Date” in Clause 1.1 (Definitions) of the Facility Agreement shall be deleted in its entirety and replaced by the following definition:

““First Repayment Date” means the date that is six (6) Months after the earlier of:

(a)	the date that is two (2) Months after the last Launch; or

(b)	15 December 2011.”

2.2	Clause 20.3 (Adjusted Consolidated EBITDA) of the Facility Agreement shall be amended by deleting the table and replacing it with the table below:

“
Column 1 - Relevant Period	Column 2 – Amount
Relevant Period commencing on 1 January 2009 and expiring 31 December 2009.	(US$25,000,000)
Relevant Period commencing on 1 July 2009 and expiring 30 June 2010.	(US$21,000,000)
Relevant Period commencing on 1 January 2010 and expiring 31 December 2010.	(US$15,000,000)
Relevant Period commencing on 1 July 2010 and expiring 30 June 2011.	(US$15,000,000)
Relevant Period commencing on 1 January 2011 and expiring 31 December 2011.	US$2,500,000
Relevant Period commencing on 1 July 2011 and expiring 30 June 2012.	US$17,500,000
Relevant Period commencing on 1 January 2012 and expiring 31 December 2012.	US$55,000,000
Relevant Period commencing on 1 July 2012 and expiring 30 June 2013.	US$65,000,000
Relevant Period commencing on 1 January 2013 and expiring 31 December 2013.	US$78,000,000

”

2.3	Clause 20.4 (Debt Service Coverage Ratio) of the Facility Agreement shall be amended by deleting the table and replacing it with the table below:

“
Column 1 - Relevant Period	Column 2 – Ratio
To the extent that the First Repayment Date falls in 2011, Relevant Period commencing on 1 January 2011 and expiring 31 December 2011.	1.00:1
Relevant Period commencing on 1 July 2011 and expiring 30 June 2012.	1.00:1
Relevant Period commencing on 1 January 2012 and expiring 31 December 2012.	1.00:1

Column 1 - Relevant Period	Column 2 – Ratio
Relevant Period commencing on 1 July 2012 and expiring 30 June 2013.	1.05:1
Relevant Period commencing on 1 January 2013 and expiring 31 December 2013.	1.10:1
Relevant Period commencing on 1 July 2013 and expiring 30 June 2014.	1.15:1
Relevant Period commencing on 1 January 2014 and expiring 31 December 2014.	1.20:1
Relevant Period commencing on 1 July 2014 and expiring 30 June 2015.	1.25:1
Relevant Period commencing on 1 January 2015 and expiring 31 December 2015.	1.30:1
Relevant Period commencing on 1 July 2015 and expiring 30 June 2016.	1.40:1
Relevant Period commencing on 1 January 2016 and expiring 31 December 2016.	1.50:1
Relevant Period commencing on 1 July 2016 and expiring 30 June 2017.	1.50:1
Relevant Period commencing on 1 January 2017 and expiring 31 December 2017.	1.50:1
Relevant Period commencing on 1 July 2017 and expiring 30 June 2018.	1.50:1
Relevant Period commencing on 1 January 2018 and expiring 31 December 2018.	1.50:1
Relevant Period commencing on 1 July 2018 and expiring 30 June 2019.	1.50:1
Relevant Period commencing on 1 January 2019 and expiring 31 December 2019.	1.50:1

”

2.4	Clause 23.17 (Failure to Bring Satellites in Service) of the Facility Agreement shall be deleted in its entirety and replaced by the following Clause:

“The Borrower has failed to achieve:

(a)	Individual In-Orbit Acceptance with respect to six (6) Satellites delivered under the Satellite Construction Contract by 30 March 2011; or

(b)	Individual In-Orbit Acceptance with respect to eighteen (18) Satellites delivered under the Satellite Construction Contract by 01 January 2012; or

(c)	Final In-Orbit Acceptance by 1 September 2012.”

3.	Reservation of Rights

Nothing in this letter shall constitute or be deemed to constitute a waiver of the rights of any Finance Party under any of the Finance Documents or any amendment of the Finance Documents except as expressly set forth in Clause 2 (Amendments) above.

4.	Terms Incorporated

The provisions of the following clauses of the Facility Agreement are incorporated into this letter, mutatis mutandis, as if set out in this letter with references to “this Agreement” being construed as references to this letter: Clause 35 (Partial Invalidity), Clause 38 (Counterparts), Clause 39 (Governing Law) and Clause 40 (Enforcement).

5.	Finance Document

This letter shall constitute a Finance Document.

6.	Confirmation

Each Obligor confirms in favour of the COFACE Agent that:

(a)	it hereby agrees to the terms and conditions of this letter; and

(b)
notwithstanding this letter, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor are not released, discharged or otherwise impaired by this letter.

7.	Third Parties Rights

A person who is not a party to this letter has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

We should be grateful if you would sign and return to us the enclosed copy of this letter by way of your acknowledgement and acceptance of the contents of this letter.

Yours faithfully,

/s/ Jean Philipe Poirier
For and on behalf of
BNP Paribas
as the COFACE Agent

/s/ Jean Phillipe Poirier …………………………………… BNP Paribas as Lender	/s/ Olivier Royer …………………………………… Société Générale as Lender
/s/ Florence Bessis /s/ Nelly Serkisian …………………………………… Natixis as Lender	/s/ Didier Laffon /s/ Frédéric Bambuck …………………………………… Crédit Agricole Corporate and Investment Bank as Lender
/s/ Michêle Patri /s/ Jaques-Philippe Menville …………………………………… Crédit Industriel et Commercial as Lender

Acknowledged and agreed For and on behalf of Globalstar, Inc. as Borrower /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010	Acknowledged and agreed For and on behalf of Thermo Funding Company LLC as Obligor /s/ James Monroe III By: James Monroe III Title: Manager Date: 22 December 2010
Acknowledged and agreed For and on behalf of GSSI, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010	Acknowledged and agreed For and on behalf of Globalstar Security Services, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010
Acknowledged and agreed For and on behalf of Globalstar C, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010	Acknowledged and agreed For and on behalf of Globalstar USA, LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010
Acknowledged and agreed For and on behalf of Globalstar Leasing LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010	Acknowledged and agreed For and on behalf of Spot LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010

Acknowledged and agreed For and on behalf of ATSS Canada, Inc. as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010	Acknowledged and agreed For and on behalf of Globalstar Brazil Holdings, L.P. as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010
Acknowledged and agreed For and on behalf of GCL Licensee LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010	Acknowledged and agreed For and on behalf of GUSA Licensee LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010
Acknowledged and agreed For and on behalf of Globalstar Licensee LLC as Subsidiary Guarantor /s/ James Monroe III By: James Monroe III Title: Chairman Date: 22 December 2010